CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                                                   Exhibit 99.1


                                CREDIT AGREEMENT


                            Dated as of June 30, 1998

                                     between

                          AERIAL COMMUNICATIONS, INC.,

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,

                                   as Lenders


                                       and


                         NOKIA TELECOMMUNICATIONS INC.,

                                    as Agent

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                TABLE OF CONTENTS


ARTICLE I....................................................................1
         DEFINITIONS.........................................................1
                  1.1.  Certain Defined Terms................................1

ARTICLE II..................................................................14
         THE CREDITS........................................................14
                  2.1.  Loans; Repayment....................................14
                  2.2.  Optional Principal Payments; Prefunding Amount......15
                  2.3.  Method of Payment...................................16
                  2.4.  The Notes...........................................16
                  2.5.  Interest Payment Dates; Interest and Fee Basis;
                        Extension Fee.......................................16
                  2.6.  Reduction of Commitments............................17
                  2.7.  Inability to Determine Eurodollar Rate;
                        Illegality; Additional Costs;
                           Certificate; Capital Adequacy....................17

ARTICLE III.................................................................20
         CONDITIONS PRECEDENT...............................................20
                  3.1.  Credit Agreement....................................20
                  3.2.  Each Loan...........................................22

ARTICLE IV..................................................................22
         REPRESENTATIONS AND WARRANTIES.....................................22
                  4.1.  Corporate Existence and Standing....................22
                  4.2.  Authorization and Validity..........................22
                  4.3.  No Conflict; Government Consent.....................22
                  4.4.  Financial Statements................................23
                  4.5.  Disclosure..........................................23
                  4.6.  Proceedings.........................................23
                  4.7.  ERISA...............................................24
                  4.8.  Environmental.......................................24
                  4.9.  Taxes...............................................25
                  4.10.  Solvency...........................................25
                  4.11.  Compliance with Laws...............................25
                  4.12.  PCS Licenses.......................................25
                  4.13.  Franchise Interests................................25
                  4.14.  Properties.........................................26

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  4.15.  Regulatory Matters.................................26
                  4.16.  Use of Proceeds....................................26

ARTICLE V...................................................................27
         COVENANTS..........................................................27
                  5.1.  Affirmative Covenants...............................27
                  5.2.  Negative Covenants..................................29
                  5.3.  Reporting Requirements..............................31

ARTICLE VI..................................................................33
         EVENTS OF DEFAULT..................................................33
                  6.1.  Events of Default...................................33

ARTICLE VII.................................................................36
         PRESERVATION OF RIGHTS; AMENDMENTS.................................36
                  7.1.     Preservation of Rights...........................36
                  7.2.     Amendments.......................................36

ARTICLE VIII................................................................37
         GENERAL PROVISIONS.................................................37
                  8.1.     Survival of Representations......................37
                  8.2.     Headings.........................................37
                  8.3.     Severability of Provisions.......................37
                  8.4.     Confidentiality..................................38
                  8.5.     Giving Notice....................................39
                  8.6.     Change of Address................................40
                  8.7.     Governing Law....................................40
                  8.8.     Successors and Assigns; Assignments and
                            Participations..................................40
                  8.9.     Enforcement Expenses.............................42
                  8.10.    Counterparts.....................................42

ARTICLE IX..................................................................43
         THE AGENT..........................................................43
                  9.1.     Appointment of Agent.............................43
                  9.2.     Agent's Reliance, Etc............................44
                  9.3.     Nokia and Affiliates.............................44
                  9.4.     Lender Credit Decision...........................45
                  9.5.     Indemnification..................................45
                  9.6.     Successor Agent..................................45

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  9.7.     Payments; Non-Funding Lenders; Information;
                           Actions in Concert...............................46

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                CREDIT AGREEMENT



                  This Credit Agreement, dated as of June 30, 1998, is between Aerial Communications, Inc., a Delaware corporation (formerly known as American Portable Telecom, Inc.,"Aerial"), Nokia Telecommunications Inc., a Delaware corporation ("Nokia") (Nokia and its respective successors and assigns being collectively referred to hereinafter as the "Lenders" and Nokia and each such successor or assign being sometimes individually referred to hereinafter as a "Lender"), and Nokia, in its capacity as agent for the Lenders (in such capacity and together with any permitted successor and assign being hereinafter referred to as "Agent").


                                 R E C I T A L S

                  WHEREAS, Aerial has agreed, pursuant to the Purchase Agreements (as that term is defined below), to purchase certain equipment and services from Nokia, and Nokia has agreed to finance, pursuant to this Agreement, * * * of the purchase price of such equipment and services;

                  NOW, THEREFORE, IN CONSIDERATION OF the undertakings set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:



                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

                  1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                  "Affiliate" means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a Person means the possession, direct or indirect, of the power to vote 10% or more of the Voting Stock of such

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Person or to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

                  "Agent" means Nokia or any successor Agent which becomes a party hereto pursuant to Section 9.6 hereof.

                  "Agreement" means this Credit Agreement, as it may be amended, restated, supplemented or otherwise modified from time to time.

                  "Applicable Levels" means, with respect to the Eurodollar Margin and the Extension Fee Percentage on any date the same is to be determined by reference to this definition, the Eurodollar Margin and Extension Fee Percentage set forth below which corresponds to the Moody's and S&P long-term senior unsecured debt ratings for TDS on such date:


                                Level I               Level II            Level III         Level IV          Level V
                                ---------             ----------          ----------        ----------        ---------
TDS's Long-Term                 at least              Less than           Less than         Less than         Less than
Unsecured Debt is               A- by                 Level I             Level II          Level III         BBB- by
Rated                           S&P or                but at least        but at least      but at least      S&P and
                                A3 by                 BBB+ by             BBB by            BBB- by           Baa3 by
                                Moody's               S&P or              S&P or            S&P or            Moody's
                                                      Baa1 by             Baa2 by           Baa3 by
                                                      Moody's             Moody's           Moody's

Extension Fee                   * * *                 * * *               * * *             * * *             * * *
Percentage


Eurodollar Margin               * * *                 * * *               * * *             * * *             * * *

                  "Article" means an article of this Agreement, unless another document is specifically referenced.

                  "Assignment Agreement" is defined in Section 8.8(b) hereof.

                  "Business Day" means a day of the year on which banks are not required or

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

authorized to close in New York, New York or Chicago, Illinois.

                  "Capital Stock" means and includes any and all shares, interests, participations or other equivalents (however designated) of ownership in a corporation or other Person.

                  "Capitalization"  means with  respect to a Person the total of
(a) Debt, (b) the par value or, in the case of Capital Stock with no par value, a value stated on the books, of all outstanding shares of Capital Stock, (c) the paid-in surplus and retained earnings (or minus the net surplus deficit, as the case may be), (d) deferred taxes and deferred investment tax credits, (e) Capitalized Rent and (f) minority interests in Subsidiaries, of such Person.

                  "Capitalized Rent" means the present value (discounted semi-annually at a discount rate equal to the weighted average rate of interest borne by the securities issued under the TDS Indenture) of the total net amount of rent payable for the remaining term of any lease of property by TDS (including any period for which such lease has been extended); provided, however, that no such rental obligation shall be deemed to be Capitalized Rent unless the lease resulted from a Sale and Leaseback Transaction. The total net amount of rent payable under any lease for any period shall be the total amount of the rent payable by the lessee with respect to such period but shall not include amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates, sewer rates and similar charges.

                  "CERCLA"  means  the  Comprehensive   Environmental  Response,
Compensation and Liability Act of 1980, as amended from time to time.

                  "Closing Date" means the date upon which Nokia and Aerial execute this Agreement.

                  "Coax Cable Contract" means that certain Contract to Engineer, Furnish and Install Coaxial Cable, Connector and Ancillary Component Supply and Installation dated as of September 20, 1996, between Aerial and Nokia, as the same has been or may, from time to time, be amended, restated, supplemented or otherwise modified.

                  "Commercial Paper Rate" shall mean, on any day the same is to be determined, a per annum rate of interest equal to the sum of one-quarter of one percent (1/4%) plus the per annum rate of interest reported in the Wall Street Journal on such day, or if such day is not a Business Day, the Business Day immediately preceding such day, in the "Money Rates" column as being the thirty (30) day "commercial paper" rate applying to the high-grade unsecured notes sold through dealers by major corporations on the Business Day prior to such day. In the event that The Wall Street Journal is not published or fails to publish the thirty (30) day "commercial

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

paper" rate described  above,  the Agent shall  determine the applicable  thirty
(30) day "commercial paper rate" for the applicable period using such means as it deems appropriate to reasonably approximate the interest rate on high-grade unsecured commercial paper notes having a maturity of thirty (30) days sold through dealers by major corporations.

                  "Commitment" means the obligation of each of the Lenders to extend credit pursuant to its Tranche A Commitment and its Tranche B Commitment.

                  "Communications Act" means the Federal Communications Act of 1934, as amended.

                  "Communications Related Business" means any PCS System and any other business of developing, owning, operating, or managing or maintaining wireless communications businesses.

                  "Confidential Matters" means all information about the business and financial matters of Aerial or Nokia including, without limitation, costs, profits, radio coverage plans, cell site locations, plans for future development, training materials, documentation, methods of operation, marketing concepts, the terms and conditions of the Loan Documents, and any other proprietary information relating to a party hereto or its Affiliates and their respective operations, businesses, and financial affairs, that is obtained by the other party as a result of the contractual relationship between the parties, whether obtained prior to or after the date hereof; provided, however, that Confidential Matters shall not include information that (a) is or becomes generally available to the public other than as the result of wrongful disclosure by a recipient, its Affiliates or their respective representatives,
(b) was available to the recipient, its Affiliates or their respective representatives on a nonconfidential basis prior to disclosure hereunder, (c) is independently developed by the recipient hereunder, or (d) becomes rightfully available to the recipient from a third party that is under no obligation to maintain such information as confidential.

                  "Consolidated Capitalization" means the Capitalization of TDS and its Subsidiaries determined on a consolidated basis as of the end of TDS's then most recently reported fiscal year or quarter, as the case may be, including minority interests in Subsidiaries.

                  "Debt" means with respect to a Person (a) all obligations of such Person for borrowed money and all such obligations of any other Person for borrowed money guaranteed by such Person, (b) all amounts payable with respect to leases which should be capitalized on such Person's financial statements in accordance with GAAP and (c) any indebtedness of such Person evidenced by notes (other than short-term trade debt incurred in the ordinary course of business),

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SEPARATELY  WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE
24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

bonds, debentures or similar instruments.

                  "Default" means any Event of Default or any event that would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                  "Environmental Action" means any administrative, regulatory or judicial action, suit, demand, demand letter, claim, notice of non-compliance or violation, investigation, proceeding, consent order or consent agreement relating in any way to any Environmental Law or any Environmental Permit including, without limitation, (a) any claim by any governmental or regulatory authority for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any Environmental Law and (b) any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to health, safety or the environment.

                  "Environmental Law" means any federal, state or local law, rule or regulation, or any order, writ, judgment, injunction, decree, determination or award binding upon Aerial or any Subsidiary and relating to the environment, health, safety or Hazardous Materials, including, without limitation, CERCLA, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act, the Clean Water Act, the Toxic Substances Control Act, the Clean Air Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide and Rodenticide Act and the Occupational Safety and Health Act.

                  "Environmental    Permit"   means   any   permit,    approval,
identification number, license or other authorization required under any Environmental Law.

                  "Equipment Purchase Agreement" means that certain PCS Infrastructure Supply Contract dated March 1, 1996 between Aerial and Nokia, as the same has been and may, at any time, be amended, restated, supplemented or otherwise modified.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "ERISA Affiliate" of any Person means any other Person that for purposes of Title IV of ERISA is a member of such Person's controlled group, or under common control with such Person, within the meaning of Section 414 of the Internal Revenue Code.

                  "ERISA Event" with respect to any Person means (a) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan of such

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Person or any of its ERISA Affiliates which would result in a material liability to pay money with respect to such Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC; (b) the provision by the administrator of any Plan of such Person or any of its ERISA Affiliates of a notice of intent to terminate such Plan in a distress termination under Section 4041(c) of ERISA; (c) the cessation of operations at a facility of such Person or any of its ERISA Affiliates in the circumstances describe din Section 4062(e) of ERISA which would result in a material liability to pay money with respect to a Plan; (d) the withdrawal by such Person or any of its ERISA Affiliates from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA which would result in a material liability to pay money with respect to a Plan; (e) the failure by such Person or any of its ERISA Affiliates to make a payment to a Plan required under
Section 302(f)(1) of ERISA; (f) the adoption of an amendment to a Plan of such Person or any of its ERISA Affiliates requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (g) the institution by the PBGC or proceedings to terminate a Plan of such Person or any of its ERISA Affiliates, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "Eurodollar Base Rate" means, for each day during each calendar month, a per annum rate equal to the quotient (rounded upward to the nearest 1/100 of one percent) of (a) the rate of interest reported in the Wall Street Journal on the first Business Day of such month in the "Money Rates" column as the London Interbank Offered Rate for United States dollar deposits of one month divided by (b) one minus the Reserve Requirement in effect from time to time, except as otherwise provided in Section 2.7(a) hereof.

                  "Eurodollar Margin" means the per annum rate equal to 0.25% or, with respect to outstanding Tranche A Loans for any date of determination after June 30, 1999, the applicable per annum rate determined pursuant to the Applicable Level for the Eurodollar Margin on such date.

                  "Eurodollar Rate" means, for each month any Loan is outstanding, the per annum rate equal to the sum of (a) the Eurodollar Base Rate plus (b) the Eurodollar Margin, all as calculated on the first Business Day of such month.

                  "Event of Default" has the meaning specified in Section 6.1.

                  "Extension" means the election by Aerial to extend the Tranche A Maturity Date pursuant to Section 2.5(c).

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  "Extension Fee" means a fee payable by Aerial to the Agent, for the ratable benefit of the Lenders, pursuant to Section 2.5(c) hereof on June 30, 1999, in an amount equal to the product of (i) the aggregate amount of the Tranche A Loans outstanding on such date times (ii) the Extension Fee Percentage, as determined on such date.

                  "Extension  Fee   Percentage"   means,   as  at  any  date  of
determination, the percentage determined pursuant to the Applicable Level for the Extension Fee Percentage on such date.

                  "FAA"  means  the  Federal  Aviation   Administration  or  any
successor commission or agency.

                  "FCC" means the Federal Communications Commission or any successor commission or agency having jurisdiction over a PCS Licensee.

                  "FCC License" means any telephone, microwave or other communications license, permit, designation, consent, approval or authorization granted or issued by the FCC with respect to a PCS System or any other Communications Related Business, whether for control, ownership, construction or operation.

                  "Federal Funds Rate" means, on any date the same is to be determined, a per annum rate equal to the sum of one-half of one percent (1/2%) plus the the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers applicable to such day and as published for such day by the Federal Reserve Bank of New York.

                  "Final Order" means an order, license, permit, consent, approval or other authorization of a PCS Authority that is no longer subject to reconsideration or review by any court or administrative body.

                  "Financeable Assets" means (i) * * * of the infrastructure equipment and services purchased by Aerial from and manufactured by Nokia pursuant to the Purchase Agreements but only to the extent the purchase thereof has not been already financed by Nokia pursuant to the Original Credit Agreement and (ii) * * * of other ancillary equipment purchased by Aerial from Nokia after the Closing Date and, with respect to Tranche A Loans only and at Aerial's request, any Permitted Pre-Closing Purchases, in all cases * * * any applicable sales tax; provided, that Financeable Assets shall include such ancillary equipment purchased and Permitted Pre-Closing Purchases only up to an aggregate amount not to exceed * * * for each annual period after the Closing Date.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  "Franchise" means a franchise, permit, license (including without limitation an FCC License), designation (including but not limited to a designation as tentative selectee by the FCC), certificate, consent, approval or other authorization granted or issued by a PCS Authority necessary for a PCS Licensee to own, control, construct or operate a PCS System.

                  "Franchise Interest" of any Person means any direct or indirect ownership interest in any other Person that is a PCS Licensee. As used herein, an ownership interest means the lesser of a relevant Person's voting or equity interest.

                  "GAAP"  means   generally   accepted   accounting   principles
consistent with those applied in the preparation of the financial statements referred to in Section 4.5.

                  "Governmental Authority" means any federal, state, local or other political subdivisions thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Hazardous Materials" means (a) petroleum or petroleum products, natural or synthetic gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and radon gas, (b) any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants" or "pollutants," or words of similar import, under any Environmental Law and (c) any other substance to which is regulated under any Environmental Law.

                  "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

                  "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                  "Lenders" means Nokia or any other institution which becomes a party to this Agreement pursuant to an Assignment Agreement as provided for and permitted under Section 8.8(b) hereof.

                  "Lien" means any mortgage, pledge, security interest, lien, charge or other encumbrance.

                  "Loan" means a Tranche A Loan or a Tranche B Loan.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  "Loan Documents" means this Agreement, the Notes and the TDS Guaranty.

                  "Loan Parties" means TDS and Aerial.

                  "Material Adverse Change" means any material adverse change in the business, condition (financial or otherwise), operations, performance or properties of TDS and its Subsidiaries taken as a whole.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, operations, affairs, financial condition, assets or properties of TDS and its Subsidiaries taken as a whole, (b) the rights and remedies of Lenders under the Loan Documents or (c) the ability of any Loan Party to perform its obligations under the Loan Documents.

                  "Moody's" means Moody's Investors Service, Inc. and any successor thereto.

                  "MTA" means a "Major Trading Area," as such term is defined and modified by the FCC for purposes of PCS licensing.

                  "Multiemployer Plan" of any Person means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which such Person or any of its ERISA Affiliates is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "Multiple Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and at least one Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Nokia"  means  Nokia   Telecommunications  Inc.,  a  Delaware
corporation, and its successors and assigns.

                  "Note" means any promissory note, in substantially the form of Exhibit A hereto, duly executed by Aerial.

                  "Obligations" means all obligations of Aerial to make any payment under any Loan Document, whether of principal, interest, expenses or otherwise and whether or not due.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  "Original   Credit   Agreement"   means  that  certain  Credit
Agreement dated as of June 19, 1996, entered into by and between Aerial and Nokia.

                  "PBGC" means the Pension Benefit Guaranty Corporation.

                  "PCS" means personal communications services.

                  "PCS Authority" means the FCC, the FAA and each regulatory authority (including but not limited to each public utility commission or public service commission) which has jurisdiction over the control, ownership, licensing, construction or operation of all or any part of any PCS System or provision of any service by or in connection with a PCS System.

                  "PCS Licensee" means a Person that is authorized by Final Order of the FCC to own, control and operate a PCS System.

                  "PCS System" means a radiotelephone service system constructed and operated in an MTA, or other geographic service area within the United States or any other U.S. commonwealth, territory, or possession.

                  "Payment  Account" means the account of * * * , account number
* * * at * * * .

                  "Payment Date" is defined in Section 2.1(a).

                  "Permitted Pre-Closing Purchases" means * * * owed by Aerial to Nokia for coaxial equipment purchased pursuant to the Coax Cable Contract prior to the Closing Date only if * * * .

                  "Person" means an individual, partnership, limited liability company, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                  "Plan" means a Single Employer Plan or a Multiple Employer
Plan.

                  "Property" of a Person means any and all property, whether real, personal, tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

                  "Pro Rata Share" shall mean with respect to all Loans and as to any Lender, (a) at any time prior to June 30, 1999, the percentage obtained by dividing (i) the Commitment of that

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Lender by (ii) the aggregate Commitment of all Lenders, (b) at any time on or after June 30, 1999, but prior to the Tranche B Maturity Date, the percentage obtained by dividing (i) the sum of such Lender's outstanding Tranche A Loans and its Tranche B Commitment, by (ii) the sum of the aggregate outstanding Tranche A Loans and the aggregate Tranche B Commitment and (c) with respect to all Loans on and after the Tranche B Maturity Date, the percentage obtained by dividing (i) the aggregate outstanding principal balance of the Loans held by that Lender, by (ii) the outstanding principal balance of the Loans held by all Lenders.

                  "Purchase Agreements" means the Equipment Purchase Agreement and the Coax Cable Contract.

                  "Refinancing" means the repayment or prepayment of all or any portion of the outstanding Obligations, owing at any time, made (directly or indirectly) from the proceeds of any issuance of debt or equity at any time prior to September __, 2000, by any Loan Party and designated as a Refinancing by Aerial, in its sole discretion; provided, that such issuance of debt or equity must be consummated no more than ninety days after such repayment or prepayment.

                  "Register" is defined in Section 8.8(b) hereafter.

                  "Requisite Lenders" shall mean (a) Lenders whose Pro Rata Shares are more than * * * , or (b) if the Commitments have been terminated, Lenders who hold more than * * * of the aggregate outstanding amount of all Loans.

                  "Reserve Requirement" means the aggregate of the reserve requirement rates (expressed as a decimal) in effect on any day the same is to be determined for eurodollar funding currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board of Governors of the Federal Reserve System.

                  "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., and any successor thereto.

                  "Sale and Leaseback Transaction" means any arrangements with any Person other than a Tax Consolidated Subsidiary providing for the leasing (as lessee) by TDS of any property (except for temporary leases for a term, including any renewal thereof, of not more than three years (provided that any such temporary lease may be for a term of up to five years if (a) the Board of Directors of TDS reasonably finds such term to be in the best interest of TDS and (b) the primary purpose of the transaction of which such lease is a part is not to provide funds to or financing for TDS)), which property has been or is to be sold or transferred by TDS (i) to any Subsidiary of TDS in the contemplation of or in connection with such arrangement or (ii) to such other person.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                  "Section" means a numbered section of this Agreement, unless another document is specifically referenced.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Single Employer Plan" of any Person means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of such Person or any of its ERISA Affiliates and no Person other than such Person and its ERISA Affiliates or (b) was so maintained and in respect of which such Person or any of its ERISA Affiliates could have liability under
Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Solvent" and "Solvency" mean, with respect to any Person on a particular date, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small capital. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at an amount that, in light of all facts existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  "Subsidiary" of any Person means any corporation, partnership, joint venture, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such partnership or joint venture or
(c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries.

                  "Tax Consolidated Subsidiary" means a Subsidiary of TDS with which, at the time a Sale and Leaseback Transaction is entered into by TDS, TDS would be entitled to file a consolidated federal income tax return.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  "TDS" means Telephone and Data Systems, Inc., a Delaware corporation.

                  "TDS Guaranty" means the Guaranty of TDS in substantially the form of Exhibit B hereto, as such Guaranty shall be amended or otherwise modified from time to time.

                  "TDS Indenture" means the Indenture dated as of February 1, 1991 between TDS and Harris Trust and Savings Bank, as Trustee, as in effect on the date hereof, irrespective of whether the Indenture is subsequently amended or terminated.

                  "Tranche A Commitment" means, during the period from the date hereof until June 30, 1999, (a) as to any Lender, the obligation of such Lender to make Tranche A Loans to finance * * * of the purchase price of Financeable Assets in the principal amount set forth opposite such Lender's name on the signature page to this Agreement or as set forth in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Tranche A Loans, which aggregate commitment shall be SEVENTY-FIVE MILLION DOLLARS ($75,000,000) on the Closing Date, as such amount, in the aggregate and individually, may be reduced from time to time in accordance with Section 2.6 of this Agreement.

                  "Tranche A Loan" means an extension of credit to Aerial by the Lenders pursuant to the Lenders' Tranche A Commitment.

                  "Tranche A Maturity Date" means June 30, 1999, or, if Aerial elects to make an Extension and the applicable notice and Extension Fee is received by the Agent, for the benefit of the Lenders, pursuant to Section 2.5(c) hereof, June 30, 2000.

                  "Tranche A Refinancing Amount" means all or any portion of the proceeds of any Refinancing which is either (A) directly or indirectly applied to the repayment or prepayment of any outstanding Tranche A Loans or (B) designated (out of any unused portion of such proceeds), in Aerial's sole discretion, as being held for the payment of future purchases prior to June 30, 1999, of Financeable Assets.

                  "Tranche B Commitment" means, during the period commencing on June 30, 1999 and ending on the Tranche B Maturity Date, (a) as to any Lender, the obligation of such Lender to make Tranche B Loans to finance * * * of the purchase price of Financeable Assets in the principal amount set forth opposite such Lender's name on the signature page to this Agreement or as set forth in the most recent Assignment Agreement executed by such Lender and (b) as to all Lenders, the aggregate commitment of all Lenders to make Tranche B Loans, which aggregate commitment shall be SEVENTY-FIVE MILLION DOLLARS ($75,000,000)

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

on the Closing Date, as such amount, in the aggregate and individually, may be reduced from time to time in accordance with Section 2.6 of this Agreement.

                  "Tranche B Loan" means an extension of credit to Aerial by the Lenders pursuant to the Lenders' Tranche B Commitment.

                  "Tranche B Maturity Date" means June 30, 2000.

                  "Tranche B Refinancing Amount" means all or any portion of the proceeds of any Refinancing which is either (A) directly or indirectly applied to the repayment or prepayment of any outstanding Tranche B Loans or (B) designated (out of any unused portion of such proceeds), in Aerial's sole discretion, as being held for the payment of purchases after to June 30, 1999 but prior to the Tranche B Maturity Date of Financeable Assets.

                  "Voting Stock" means capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even thought the right so to vote has been suspended by the happening of such a contingency.

                  "Welfare Plan" means a welfare plan, as defined in Section 3(1) of ERISA.

                  "Withdrawal Liability" has the meaning specified in Part I of Subtitle E of Title IV of ERISA.

                                   ARTICLE II

                                   THE CREDITS
                                   -----------


                  2.1.  Loans; Repayment.

                  (a) Tranche A Loans. From and including the date of this Agreement and prior to the Tranche A Maturity Date, the Lenders agree, severally and not jointly, on the terms and conditions set forth in this Agreement, to make Tranche A Loans in principal amounts not exceeding, in the aggregate for all such Tranche A Loans, the sum of the Tranche A Commitment.
                  (b) Tranche B Loans. From and including June 30, 1999 and prior to the Tranche B Maturity Date, the Lenders agree, severally and not jointly, on the terms and

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

conditions set forth in this Agreement, to make Tranche B Loans in principal amounts not exceeding, in the aggregate for all such Tranche B Loans, the sum of the Tranche B Commitment.

                  (c) Procedure for Making Loans. Each Loan shall be made by each Lender * * * (each a "Loan Date"). * * * shall deliver to the Agent a notice of borrowing ("Notice of Borrowing") at least three (3)Business Days prior to any Loan Date, which notice, once given, shall be irrevocable. The Agent agrees, promptly upon receipt of a Notice of Borrowing but in no event later than three Business Days prior to the proposed Loan Date, to notify each Lender of the date and amount of the Loan proposed thereunder and the amount of such Lender's Pro Rata Share therein. So long as no Event of Default has occurred and is continuing and upon fulfillment of the applicable conditions set forth in Article III, each Lender severally agrees, on or before 12:00 P.M. (Eastern time) on the applicable Loan Date, to pay into * * * , an amount equal to such Lender's Pro Rata Share of such Loan in dollars and in immediately available funds.

                  (d) Repayment. Each advance of Loans shall be * * * . Aerial shall repay (i) on the Tranche A Maturity Date the unpaid principal amount of all Tranche A Loans then outstanding and (ii) on the Tranche B Maturity Date the unpaid principal amount of all Tranche B Loans then outstanding. Amounts repaid or prepaid under the Loan Documents may not be reborrowed. All payments of principal and interest hereunder shall be made, without setoff, deduction or counterclaim, in immediately available funds to the Agent as specified in
Section 2.3. Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds which the Agent received at its address specified pursuant to the Register or at any other address specified in a notice received by the Agent from such Lender.

                  2.2. Optional Principal Payments; Prefunding Amount. (a) Aerial may from time to time prepay, without penalty or premium, the unpaid principal amount of all or any portion of the outstanding Loans, together with accrued and unpaid interest on the amount prepaid.

                  (b) If any prepayment of a Loan or Loans occurs on a date which does not correspond to the date of the maturity of any contract or contracts or other arrangement for funding entered into by any Lender in order to maintain such Loan or Loans, other than by reason of acceleration, Aerial indemnifies any Lender for any reasonable loss or cost incurred by such Lender resulting therefrom, including, without limitation, any loss or cost in liquidating or re-employing deposits acquired to fund or maintain the Loan. Any demand for compensation pursuant to this Section 2.2(b) shall be in writing and shall state the amount due, if any, under such provisions and shall set forth in reasonable detail the calculations upon which the applicable

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Lender determined such amount. Such written demand shall be rebuttably presumed correct for all purposes. Determination of amounts payable under this Section 2.2(b) in connection with a Loan shall be calculated as though such Lender funded its Loan through the purchase of a deposit of the type and maturity corresponding to a deposit of the same amount and tenor used as a reference in determining the Eurodollar Rate applicable to such Loan, whether in fact that is the case or not.

                  2.3. Method of Payment. All payments by or on behalf of Aerial under the Loan Documents shall be made, in immediately available funds to the Agent * * * or * * * any other address of any successor Agent specified in writing by such Agent to Aerial pursuant to Section 9.6.

                  2.4. The Notes. Aerial shall execute and deliver to each Lender Notes to evidence the Tranche A Commitment and Tranche B Commitment of that Lender. Each Note shall be in the principal amount of the applicable Commitment of the applicable Lender, dated the date of issuance, stated to mature on the applicable maturity date set forth herein and substantially in the form of Exhibit A. The Notes shall represent the obligation of Aerial to pay the amount of each Lender's Commitment or, if less, the applicable Lender's Pro Rata Share of the aggregate unpaid principal amount of all Loans to Aerial together with interest thereon as prescribed in Section 2.5. Each Lender is hereby authorized by Aerial to register on a schedule to any Note the date and amount of each Loan made to Aerial, and to register the date and amount of each payment on each Loan made to Aerial, and such schedule shall be conclusive evidence against Aerial of the amounts owing to such Lender with respect to the Loans in the absence of manifest error; provided, however, that the failure of any Lender to register any such information on such schedule shall not in any manner affect the obligation of Aerial to repay the Loans made to Aerial in accordance with the terms of this Agreement or TDS's obligations under the Guaranty.

                  2.5. Interest Payment Dates; Interest and Fee Basis; Extension Fee. (a) Interest shall accrue on each Loan at the Eurodollar Rate in effect from time to time and shall be payable on the first Business Day of each calendar month for the preceding calendar month and on the Tranche A Maturity Date or Tranche B Maturity Date, as applicable to such Loan. Interest shall be calculated for actual days elapsed on the basis of a 360-day year. Interest shall be payable for the day a Loan is made but not for the day of any payment on the amount paid if payment is received prior to 2:00 p.m. (New York time) at the place of payment. If any payment of principal of or interest on a Loan or fees shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  (b) Notwithstanding the foregoing, from and after the occurrence of an Event of Default and for so long thereafter as such Event of Default is continuing, interest shall accrue on each Loan, and on each other amount then due and payable by Aerial under the Loan Documents, at the per annum rate equal to the sum of the rate otherwise applicable thereto plus 2.00%.

                  (c) Aerial may request an Extension of the Tranche A Maturity Date to the Tranche B Maturity Date by delivering (i) written notice to the Agent, on behalf of the Lenders, of such Extension at least 30 days prior to June 30, 1999 and (ii) payment to the Agent, for the ratable benefit of the Lenders, of the Extension Fee on and determined as of June 30, 1999. Upon the receipt by the Agent of the applicable notice and Extension Fee as set forth above, the Tranche A Maturity Date shall automatically convert to the Tranche B Maturity Date.

                  2.6. Reduction of Commitments. Any Tranche A Refinancing Amounts shall, upon the receipt by the Agent or designation by Aerial thereof, automatically reduce the aggregate Tranche A Commitment by a like amount and, accordingly, each Lender's Tranche A Commitment shall be reduced ratably. Any Tranche B Refinancing Amounts shall, upon the receipt by the Agent or designation by Aerial thereof, automatically reduce the Tranche B Commitment by a like amount and, accordingly, each Lender's Tranche B Commitment shall be reduced ratably.

                  2.7  Inability  to  Determine  Eurodollar  Rate;   Illegality;
Additional Costs; Certificate; Capital Adequacy.

         (a) Inability to Determine Eurodollar Base Rate. In the event the Agent shall determine that adequate and reasonable methods do not exist for ascertaining the Eurodollar Base Rate that would otherwise determine the rate of interest to be applicable at any time, the Agent shall forthwith give written notice of such determination (which shall be conclusive and binding) to the Lenders and Aerial. Upon such notice, Aerial and the Lenders shall negotiate in good faith to agree on an alternative interest rate which is reasonably equivalent to the Eurodollar Base Rate; provided that if Aerial and the Lenders are unable to agree on such alternative interest rate prior to the date of any scheduled payment of interest hereunder, the Eurodollar Base Rate shall be deemed to be a fluctuating per annum rate equal to the greater of (i) the Commercial Paper Rate and (ii) the Federal Funds Rate, each in effect from time to time.

         (b) Illegality. Notwithstanding any other provisions herein, if any introduction of or change in any law, regulation, treaty or directive or in the interpretation or application thereof shall make it unlawful, or any central bank or other Governmental Authority having jurisdiction over any Lender shall assert that it is unlawful, for such Lender to make or maintain Loans that

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

bear interest calculated by reference to the Eurodollar Rate (a) such Lender shall forthwith give written notice of such circumstances, confirmed in a writing delivered to Aerial by courier or postal service (which notice shall be withdrawn by such Lender when such Lender shall reasonably determine that it shall no longer be illegal for such Lender make or maintain such Loans), (b) the commitment of such Lender to make or maintain Loans shall forthwith be canceled and (c) such Lender's Loans then outstanding, if any, shall be converted automatically on the next succeeding last day of each month applicable to such Loans or within such earlier period as may be required by law to loans which bear interest at a per annum rate equal to an alternative interest rate which is reasonably equivalent to the Eurodollar Rate upon which the Agent and the Lenders may in good faith agree; provided that if Aerial and the Lenders are unable to agree on such alternative interest rate prior to the date of any scheduled payment of interest hereunder, each Loan then outstanding will, as of the last Business Day of the then current month, bear interest at a fluctuating per annum rate equal to the sum of (i) the higher of (A) the Commercial Paper Rate and (B) the Federal Funds Rate and (ii) the Eurodollar Margin, each as in effect from time to time. Aerial agrees promptly to pay the Agent for the account of each Lender, upon demand by the Agent, any additional amounts necessary to compensate the Lenders for any costs incurred by the Lenders in making any conversion in accordance with this Section 2.7(b), including any interest or fees payable by the Lenders to lenders of funds obtained by them in order to make or maintain their Loans (the Agent's written notice of such costs, as certified to Aerial, to be conclusive absent manifest error).

         (c) Additional Costs, Etc. If any present or future, or any change in any present or future, applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (i) subject any Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, such Lender's Commitment or the Loans advanced by such Lender (other than taxes based upon or measured by the income or profits of such Lender), or

                  (ii) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to such Lender under this Credit Agreement or the other Loan Documents, or

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  (iii) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, or other similar requirements against assets held by, or deposits in or for the account of, or loans by, or commitments of any Lender, or

                  (iv) impose on any Lender any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, the Loans, such Lender's Commitment, or any class of loans or commitments of which any of the Loans or such Lender's Commitment forms a part;

and the result of any of the foregoing is

                           (A) to  increase  the cost to any  Lender of  making,
                  funding, issuing, renewing, extending or maintaining the Loans or such Lender's Commitment, or

                           (B) to reduce the amount of  principal,  interest  or
                  other amounts payable to such Lender hereunder on account of such Lender's Commitment or the Loans, or

                           (C) to require  such Lender to make any payment or to
                  forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender from Aerial hereunder, then, and in each such case, Aerial will, upon written demand made by such Lender at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender such additional amounts as will be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum (after such Lender shall have allocated the same fairly and equitably among all customers of any class generally affected thereby); provided that in the event that such additional cost, reduction, payment, or foregone interest or other sum which was incurred by such Lender is subsequently returned or reimbursed to such Lender, such Lender shall return or reimburse to Aerial any additional amount paid pursuant to this Section 2.7(c) by Aerial to such Lender with respect thereto. In the event that any of the foregoing events occur, each Lender will use its best efforts to take such actions as are reasonably and available to such Lender to decrease the additional costs payable hereunder; provided that no Lender shall be required to transfer any activities related to this Agreement to any jurisdiction in which such Lender does not at such time regularly conduct ordinary Lendering operations. Such Lender shall give Aerial written notice of any event causing such additional cost, reduction, payment or foregone interest or other sum within 90 days of the occurrence thereof and Aerial shall not be liable for any such costs incurred prior to the date which is 90 days prior to the date

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

of such notice.

         (d) Certificate. A certificate setting forth any additional amounts payable pursuant to Sections 2.7(a), (b) and (c) and the changes as a result of which such amounts are due and the computation in reasonable detail pursuant to which such amounts were calculated, submitted by any Lender to Aerial, shall be conclusive absent manifest error. Upon delivery of a notice to such Lender no more than thirty (30) Business Days after receipt of such certificate, Aerial shall have reasonable opportunity to review and discuss such computations with a responsible officer at such Lender.

         (e) Capital Adequacy. If any present or future, or any change in any present or future, law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or Governmental Authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by any Lender or any corporation controlling such Lender and such Lender determines that the amount of capital required to be maintained by it or such corporation is increased by or based upon the existence of its Commitment or the Loans made pursuant hereto, then such Lender may notify Aerial of such fact. To the extent that the costs of such increased capital requirements are not reflected in the rates of interest payable hereunder, Aerial and such Lender shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which Aerial receives such notice, an adjustment payable hereunder that will adequately compensate such Lender in light of these circumstances. If Aerial and such Lender are unable to agree to such adjustment within thirty (30) days of the date on which Aerial receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Lender's reasonable determination, provide adequate compensation to such Lender, such amount to be conclusive and binding on Aerial, absent manifest error. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.


                                   ARTICLE III

                              CONDITIONS PRECEDENT
                              --------------------

                  3.1. Credit Agreement. This Agreement shall not become effective until the following documents shall have been delivered to the Agent, each (except under clauses (i) and (ii) below) dated the same date (the "Effective Date") and in form and substance satisfactory to the Agent:

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  (i) A certificate of good standing of Aerial issued as of a recent date by the Secretary of State of the State of Delaware.

                  (ii) A certificate of good standing for TDS issued as of a recent date by the Secretary of State of the State of Delaware.

                  (iii) A certificate of the secretary or an assistant secretary of Aerial and of another officer of Aerial certifying as to (A) a true and correct copy of the Certificate of Incorporation of Aerial and all amendments thereto in effect on the Effective Date;
                           (B) a true and correct copy of the by-laws of Aerial and all amendments thereto in effect on the Effective Date; (C) a true and correct copy of the resolutions of the Board of Directors of TDS - authorizing the execution and delivery of this Agreement and the Notes and the performance of the transactions contemplated thereby; and (D) the incumbency and signatures of the officers of Aerial executing this Agreement and the Notes and such certificate.

                  (iv)     A  certificate  of  the  secretary  or  an  assistant
                           secretary of TDS and of another officer of TDS certifying as to (A) a true and correct copy of the Certificate of Incorporation of TDS and all amendments thereto in effect on the Effective Date;
                           (B) a true and correct copy of the by-laws of TDS and all amendments thereto in effect on the Effective Date; (C) a true and correct copy of the resolutions of the Board of Directors of TDS authorizing the execution and delivery of the TDS Guaranty and the performance of the transactions contemplated thereby; and (D) the incumbency and signatures of the officers of TDS executing the TDS Guaranty and such certificate.

                  (v) A certificate, signed by the chief financial officer of Aerial, stating that on the Closing Date all representations and warranties of Aerial under this agreement are true and correct and no Default has occurred and is continuing.

                  (vi) A written opinion of Sidley & Austin, counsel for Aerial and TDS, addressed to Nokia, in substantially the form of Exhibit C hereto.

                  (vii) The Notes and a counterpart of this Agreement duly executed and delivered by Aerial and the TDS Guaranty duly executed and delivered by TDS.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  3.2. Each Loan. Each Lender's obligation to make any Loan shall be subject to the further conditions precedent that on the date of such Loan the following statements shall be true (and the acceptance by Aerial of such Loan shall constitute a representation and warranty by Aerial that on the date of such Loan such statements are true):

                           (i) the representations  and warranties  contained in
                  each Loan Document are correct on and as of such date before and after giving effect to such Loan as though made on and as of such date; and

                           (ii) no event  has  occurred  and is  continuing,  or
                  would result from such Loan or from the application of the proceeds therefrom, that constitutes a Default.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


                  Aerial represents and warrants to Lenders that as of the date hereof and as of the date of each Loan:

                  4.1. Corporate Existence and Standing. Aerial is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

                  4.2.  Authorization  and  Validity.  Aerial has the  corporate power and authority and legal right to execute and deliver the Loan Documents and to perform its obligations thereunder. The execution and delivery by Aerial of the Loan Documents and the performance of its obligations thereunder have been duly authorized by proper corporate proceedings, and the Loan Documents constitute legal, valid and binding obligations of Aerial enforceable against Aerial in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally. This Agreement has been, and the Note when delivered hereunder will have been, duly executed and delivered by Aerial.

                  4.3. No Conflict; Government Consent. Neither the execution and delivery by Aerial of the Loan Documents, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Aerial or Aerial's certificate of incorporation or

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

by-laws or the provisions of any indenture, instrument or agreement to which Aerial or any of its Subsidiaries is a party or is subject, or by which it, or its Property, or any of its Subsidiaries or any of their respective Properties, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, or on the Property of Aerial pursuant to the terms of any such indenture, instrument or agreement. Neither Aerial nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, including, without limitation, the Communications Act, or the terms of any Franchise or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument which violation or breach could reasonably be expected to have a Material Adverse Effect. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority, or any subdivision thereof (including, without limitation, the FCC, any other PCS Authority, or any other Federal agency or any state, county or municipal agency, authority, commission or council, and, if applicable, telephone companies and other entities exercising jurisdiction over the provision of PCS services) or any other third party, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

                  4.4. Financial Statements. Aerial has delivered to Nokia copies of the consolidated financial statements of Aerial and its Subsidiaries listed in Schedule 4.4. All of such financial statements (including in each case the related schedules and notes, if any) fairly present in all material respects the consolidated financial position of Aerial and its Subsidiaries as of the respective dates specified in such Schedule 4.4 and their consolidated results of operations and their consolidated cash flows for the respective periods therein specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as set forth in the notes thereto, if any (subject, in the case of the interim financial statements, to normal year-end adjustments).

                  4.5. Disclosure. Except as disclosed in Schedule 4.4, this Agreement, the documents, certificates and other writings identified in Schedule
4.4 and delivered to Nokia by or on behalf of Aerial in connection with the transactions contemplated hereby and the financial statements listed in Schedule 4.4, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading as of such date in light of the circumstances under which they were made. Except as described in Schedule 4.4, in any of the documents, certificates or other writings identified therein or in the financial statements listed in
Schedule 4.4, since December 31, 1997 there has been no Material Adverse Change.

                  4.6. Proceedings. There is no action, suit, investigation, litigation or proceeding

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

affecting TDS or any of its Subsidiaries, including Environmental Action, pending or threatened before any court, governmental agency or arbitrator, including without limitation the FCC or any other PCS Authority, that (i) purports to affect the legality, validity or enforceability of this Agreement or any Note or the consummation of the transactions contemplated hereby or the Purchase Agreements or (ii) would reasonably be expected to have a Material Adverse Effect.

                  4.7. ERISA. No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan of Aerial or any of its ERISA Affiliates which would have a Material Adverse Effect. Neither Aerial nor any of its ERISA Affiliates has incurred or is reasonably expected to incur any Withdrawal Liability to any Multiemployer Plan which would have a Material Adverse Effect. To the best knowledge of Aerial, neither Aerial nor any of its ERISA Affiliates has been notified by the sponsor of a Multiemployer Plan of Aerial or any of its ERISA Affiliates that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA, which reorganization or termination would have a Material Adverse Effect. The aggregate annualized cost (including, without limitation, the cost of insurance premiums) with respect to post-retirement benefits under Welfare Plans for which Aerial and its Subsidiaries are liable does not exceed $1,500,000.00.

                  4.8. Environmental. The operations of Aerial and each of its Subsidiaries comply in all material respects with all Environmental Laws, all necessary Environmental Permits have been obtained and are in effect for the operations and properties of Aerial and its Subsidiaries, Aerial and its Subsidiaries are in compliance in all material respects with all such Environmental Permits. None of the properties of Aerial or any of its Subsidiaries is listed or to its knowledge proposed for listing on the National Priorities List under CERCLA or on the Comprehensive Environmental Response, Compensation and Liability Information System maintained by the Environmental Protection Agency or any analogous state list of sites requiring investigation or cleanup and to its knowledge no underground storage tanks, as such term is defined in 42 U.S.C. ss. 6991, are located on any property of Aerial or any of its Subsidiaries. Neither Aerial nor any of its Subsidiaries has transported or arranged for the transportation of any Hazardous Materials to any location that is listed or proposed for listing on the National Priorities List under CERCLA or any analogous statute. Neither Aerial nor any of its Subsidiaries has generated, used, treated, handled, stored or disposed of any Hazardous Materials on, or released or transported any Hazardous Materials to or from, any property of Aerial or any of its Subsidiaries except in material compliance with all Environmental Laws and Environmental Permits, and all other wastes generated at any such properties have been disposed of in material compliance with all Environmental Laws and Environmental Permits.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, ASAMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  4.9. Taxes. Aerial and each of its Subsidiaries has filed, has caused to be filed or has been included in all tax returns (Federal, state, local and foreign) required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties.

                  4.10. Solvency. Aerial is, individually and together with its Subsidiaries, Solvent.

                  4.11. Compliance with Laws. Aerial and each of its Subsidiaries is in compliance with the requirements of all applicable laws, rules, regulations, orders, applications, reporting and licensing requirements of all governmental authorities non-compliance with which is reasonably likely to have a Material Adverse Effect; and neither Aerial nor any Subsidiary is the subject of any outstanding citation, order or investigation by any PCS Authority.

                  4.12.  PCS  Licenses.  Schedule 4.12 sets forth a complete and correct list, all as of the date hereof in the case of Schedule 4.12 attached to this Agreement and as of the date of each update of such Schedule 4.12 in the case of each such update, of (i) each PCS Licensee in which either Aerial or any of its Subsidiaries has any Franchise Interest, (ii) each MTA such PCS Licensee is authorized to serve by the FCC, (iii) the name of such Subsidiary that owns any such interest, (iv) the form, class and percentage ownership and voting interest of each therein, (v) each existing agreement for the acquisition of any additional Franchise Interest or the disposition thereof and whether the consent or approval thereof by one or more PCS Authorities is necessary and, if so, (A) the name of each PCS Authority whose consent and approval is required, (B) whether such consents and approvals have been obtained, and (C) whether the orders granting such consents and approvals are Final Orders. and (vi) the percentage of all outstanding Franchise Interests owned or subject to any agreement to purchase or sell or any option, put or call to which either Aerial or any of its Subsidiaries is a party. Schedule 4.12 correctly lists as of such date each Franchise, including (without limitation) each FCC License, granted or issued by any PCS Authority to either Aerial or any of its Subsidiaries, the PCS Authority granting or issuing such Franchise, and the geographic area to which such Franchise relates and the expiration date thereof, if any. In addition,
Schedule 4.12 discloses as of such date all rights of first refusal, options and other such rights or obligations in existence (including, without limitation, entitlements to acquire additional ownership interests and supermajority provisions) which may affect the ownership interests (or diminish the rights associated therewith) of either Aerial or any of its Subsidiaries in any such PCS Licensee or other Person.

                  4.13. Franchise Interests. Aerial or one of its Subsidiaries, as the case may be, plan to obtain the respective Franchise, easement, equipment rental, interconnection agreement, and other contractual rights necessary for the conduct of the business as now conducted of each PCS System in which it has any Franchise Interest and is in compliance with all material terms

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE OMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

and conditions therewith. To the knowledge of Aerial and its Subsidiaries, no event has occurred that would prevent either Aerial or any of its Subsidiaries from obtaining any Franchise, easement, equipment rental, interconnection agreement or other contractual right necessary for the future conduct of the business of each PCS System in which it has any Franchise Interest, as now contemplated. Each such Franchise is valid and in full force and effect, and Aerial and each of its Subsidiaries has fulfilled and performed all of its material obligations with respect thereto and has no reason to believe and no knowledge that any such Franchise will not be renewed in the ordinary course. Neither Aerial nor any of its Subsidiaries knows of any fact which (i) could result in either Aerial or any of its Subsidiaries being found unqualified to hold, or which permits (or after notice or lapse of time or both would permit) the failure to grant, revocation or termination of, any Franchise, or the denial of an application for the grant or renewal thereof or (ii) is reasonably likely to materially and adversely affect any right of Aerial and its Subsidiaries, taken as a whole, thereunder (other than the possible sale of Franchises with respect to Alaska and Guam). Aerial and each of its Subsidiaries has paid all franchise, license or other fees and charges which have become due pursuant to any Franchise in respect of any of its PCS Systems and has made adequate provisions for any such fees and charges which have accrued.

                  4.14. Properties. All material properties, equipment and systems of Aerial and its Subsidiaries which have been or will be acquired in connection with any system expansion or construction are or will be in good repair, working order and condition and are anticipated to be in material compliance with all applicable Franchises (including, without limitation, all FCC Licenses) and all standards and rules imposed by any PCS Authority.

                  4.15. Regulatory Matters. Neither Aerial nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. Neither the making of any Loan, nor the application of the proceeds or repayment thereof by Aerial, nor the consummation of the other transactions contemplated hereby, will violate any provision of such Act or any rule, regulation or order of the Securities and Exchange Commission thereunder. Aerial is not a "holding company," or an "affiliate" or a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

                  4.16. Use of Proceeds. Aerial will use the Loans exclusively to finance the purchase of Financeable Assets from Nokia pursuant to the Purchase Agreements * * * any sales tax with respect thereto.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                    ARTICLE V

                                    COVENANTS
                                    ---------


                  5.1. Affirmative Covenants. So long as any Loan or any Note shall remain unpaid or Lenders shall have any Commitment hereunder, Aerial will, unless the Requisite Lenders shall have otherwise given prior written consent:

                  (a) Compliance with Laws, Etc. Comply, and cause each of its Subsidiaries to comply with all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with the Communications Act except to the extent non-compliance would not be reasonably expected to have a Material Adverse Effect.


                  (b) Payment of Taxes, Etc. Pay and discharge, and cause each of its Subsidiaries to pay and discharge, before the same shall become delinquent, (i) all taxes, assessments and governmental charges or levies imposed upon it or upon its property and (ii) all lawful claims that, if unpaid, might by law become a Lien upon its property;
         provided, however, that Aerial and its Subsidiaries shall not be required to pay or discharge any such tax, assessment, charge or claim that is being contested in good faith and by proper proceedings and as to which appropriate reserves are being maintained, unless and until any Lien resulting therefrom attaches to its property and becomes enforceable against its other creditors.

                  (c) Compliance with Environmental Laws. Comply, and cause each of its Subsidiaries and all lessees and other Persons occupying its properties to comply, in all material respects, with all Environmental Laws and Environmental Permits applicable to its operations and properties; obtain and renew all Environmental Permits necessary for its operations and properties; and conduct, and cause each of its Subsidiaries to conduct, any necessary investigation, study, sampling and testing, and undertake any necessary cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from any of its properties, in accordance with and as required by applicable Environmental Laws; provided, however, that neither Aerial nor any of its Subsidiaries shall be required to undertake any such cleanup, removal, remedial or other action to the extent that its obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  (d) Maintenance Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which Aerial or such Subsidiary operates.

                  (e) Preservation of Corporate Existence, Etc. Obtain, preserve and maintain, and cause each of its Subsidiaries to obtain, preserve and maintain, (i) its corporate or partnership existence, as the case may be, rights, franchises and privileges in the jurisdiction of its organization, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation or partnership, as the case may be, in each jurisdiction in which such qualification is necessary in view of its business and operations or the ownership of its properties, except where the failure to be qualified as a foreign corporation or partnership in jurisdictions is not reasonably likely to have a Material Adverse Effect, and (ii) all approvals, authorizations, licenses, franchises and other permissions of all PCS Authorities and other governmental, judicial, regulatory and other agencies necessary to enable Aerial to operate and maintain its property, business and operations as the same generally is currently being carried on or as it may hereafter be carried on in accordance with the Loan Documents.

                  (f) Visitation Rights. At any reasonable time and from time to time following the occurrence and during the continuance of an Event of Default upon reasonable notice during normal business hours, permit any Lender or any agents or representatives thereof, to examine and make copies of and abstracts from the records and books of account of, and visit the properties of Aerial, and to discuss the affairs, finances and accounts of Aerial with any of their officers or directors and with their independent certified public accountants.

                  (g) Keeping of Books. Keep, and cause each of its Subsidiaries to keep, proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of Aerial and each such Subsidiary in accordance with generally accepted accounting principles in effect from time to time.

                  (h) Maintenance of Properties, Etc. Maintain and preserve, to the extent that the management of Aerial in its reasonable business judgment deems such maintenance and preservation necessary or reasonably useful in the proper conduct of the business of Aerial, all of its properties in good working order and condition, ordinary wear and tear excepted, except where the failure to do so is not, individually or in the aggregate, reasonably likely to result in a Material Adverse Effect; and at all times do or cause to be

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         done all things necessary to obtain, preserve, renew and keep in full force and effect all Franchises, patents, copyrights, trademarks, service marks and trade names, except when the failure to do so is not reasonably likely to result in a Material Adverse Effect.

                  (i) Compliance with Terms of Leaseholds. Make all payments and otherwise perform all obligations in respect of all leases of real property, keep such leases in full force and effect and not allow such leases to lapse or be terminated or any rights to renew such leases to be forfeited or canceled, except where any failure to do so is not reasonably likely, taken alone or otherwise, to have a Material Adverse Effect.

                  (j) Completion of PCS Systems. Cause each of its Subsidiaries to comply with all requirements of any PCS Authority or other Governmental Authority (including without limitation any requirement of the FCC under the Communications Act or any applicable rule or regulation issued thereunder from time to time) to complete or meet each construction or in service deadline or other "build out" requirement if the failure to meet such deadline or requirement would have a Material Adverse Effect.

                  (k) Purchase Agreements. Aerial shall duly and promptly perform each and every covenant and obligation on its part to be performed under the Purchase Agreements.

                  5.2. Negative Covenants. So long as any Loan or any Note shall remain unpaid or Lenders shall have any Commitment hereunder, Aerial will not, at any time, without the written consent of the Requisite Lenders:

                  (a) Mergers, Etc. Enter into any transaction with any Person involving a merger or consolidation or amalgamation or other restructuring, or liquidate, wind up or assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets whether now owned or hereafter acquired or consolidate with any Person or permit any Person to merge into it; provided, that Aerial may, without the written consent of the Requisite Lenders, enter into such transaction or take such actions if (i) such Person (if other than Aerial) expressly assumes, in an agreement satisfactory in form and substance to the Agent, the due and punctual payment of the principal of and interest on all Loans and the due and punctual performance of all other obligations of Aerial under the Loan Documents; provided, further, that such Person shall be either (i) a Person organized and existing under the laws of the United States, any state thereof or the District of Columbia or (ii) a Person organized and existing under the laws of Canada, Japan, Australia, New Zealand, any nation in Western Europe or of any political subdivision of any thereof and such Person undertakes to pay the Lenders and any other holder of the Notes any

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         additional amounts as may be necessary in order that every net payment of principal of any interest on the Loans, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon the Lenders or such holder (except for a tax, assessment or charge imposed solely as a result of a connection between the recipient and the jurisdiction imposing such tax, assessment or charge) by reason of or as a result of such payment being made by an entity which is not a Person existing under the laws of the United States or any state thereof or the District of Columbia, will not be less than the amount provided for in the Loan Documents to be then due and payable; and provided, further that immediately after giving effect to such transaction (and treating any Secured Debt or Sale and Leaseback Transaction (as those terms are defined in the TDS Indenture) which becomes an obligation of such Person as a result of such transaction as having been incurred or entered into by such Person at the time of such transaction), no Default shall have occurred and be continuing; and
         (ii) TDS shall have delivered to the Agent a written consent of TDS to such transaction confirming the unqualified continuing effectiveness of its guaranty under the TDS Guaranty after giving effect to such transaction.

                  (b) Change in Nature of Business. Make any material change in the nature of its business as carried on at the date hereof.

                  (c)   Charter   Amendments.     Permit   its  certificate   of
         incorporation or the certificate of incorporation of any of its Subsidiaries to contain the provision permitted by Section 102(b)(2) of the General Corporation Law of the State of Delaware, or amend, or permit any of its Subsidiaries to amend, its certificate of incorporation or by-laws except where such amendment could not have a Material Adverse Effect.

                  (d)  Accounting   Changes.    Make or permit  any  change  in
         accounting policies or reporting practices, except as required by or advisable under generally accepted accounting principles.

                  (e) No Negative Pledge Covenant. Enter into or suffer to exist, or permit any of its Subsidiaries to enter into or suffer to exist, any agreement under which claims arise against Aerial that are guaranteed by TDS if such agreement prohibits or conditions the creation or assumption of any Lien upon any of Aerial's property or assets (a " Negative Pledge Provision"); provided that Aerial may enter into, and this Section 5.2(e) is not meant to prohibit, agreements containing Negative Pledge Provisions if such Negative Pledge Provisions are (i) entered into with and in favor of Nokia, (ii) with respect to leased assets under and pursuant to capitalized leases,
         (iii) with respect to assets encumbered by purchase money Liens or (iv) with respect to assets acquired by Aerial or

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         any of its Subsidiaries and encumbered by Liens in existence at the time of such acquisition and not created in connection with or in contemplation of such acquisition.

                  (f) Legal Compliance. Take or fail to take, or permit any of its Subsidiaries to take or fail to take, any action that would cause Aerial to be unqualified to own, hold or control any Franchise if such action or failure to act is reasonably likely to result in a Material Adverse Effect.

                  (g)  Franchises.   Make  or  permit  the  termination  of  any
         Franchise if such termination is reasonably likely to result in a Material Adverse Effect.

                  5.3. Reporting Requirements. So long as any Loan or any Note shall remain unpaid or Lenders shall have any Commitment hereunder, Aerial will, unless the Requisite Lenders shall otherwise consent in writing, furnish to the Agent and each Lender:

                  (a) Default Notice. Promptly after Aerial becomes aware of the occurrence of any Default continuing on the date of such statement, a statement of the chief financial officer of Aerial setting forth details of such Default and the action that Aerial has taken and proposes to take with respect thereto.

                  (b) Quarterly Financial. As soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year, the unaudited consolidated balance sheet of Aerial and its Subsidiaries as of the end of such quarter and consolidated statements of operations and cash flows of Aerial and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding fiscal year, all in reasonable detail and duly certified (subject to year-end audit adjustments) by the chief financial officer of Aerial as having been prepared in accordance with GAAP, together with a compliance certificate signed by the chief financial officer of Aerial.

                  (c) Annual Financial. As soon as available and in any event within 120 days after the end of each fiscal year of Aerial, a copy of the annual audit report for such year for Aerial, TDS and their Subsidiaries, including therein the consolidated balance sheet of Aerial, TDS and their Subsidiaries as of the end of such fiscal year and consolidated statements of operations and cash flows of Aerial, TDS and their Subsidiaries for such fiscal year, in each case certified without qualification as to any circumstance which could reasonably be expected to have a material adverse effect on Aerial, TDS and its Subsidiaries taken as a whole, by Arthur Andersen LLP or other independent public

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         accountants  of  recognized   standing  selected  by  Aerial,  TDS and
         reasonably acceptable to Nokia, together with (i) a certificate of such accounting firm to Nokia stating that in the course of the regular audit of the business of Aerial, TDS and their Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof and (ii) a compliance certificate signed by the chief financial officer of Aerial.

                  (d) ERISA Events. Promptly after any Loan Party knows or has reason to know that any ERISA Event with respect to any Loan Party or any of its ERISA Affiliates has occurred and is reasonably likely to have a Material Adverse Effect, a statement of the chief financial officer of Aerial describing such ERISA Event and the action, if any, that such Loan Party or such ERISA Affiliate has taken and proposes to take with respect thereto.

                  (e) Plan Terminations. Promptly after receipt thereof by any Loan Party or any of its ERISA Affiliates, copies of each notice from the PBGC pursuant to Section 4042 of ERISA stating its intention to terminate any Plan of any Loan Party or any of its ERISA Affiliates or to have a trustee appointed to administer any such Plan if termination or appointment of a trustee would have a Material Adverse Effect.

                  (f) Plan Actuarial Reports. Promptly after receipt thereof, copies of any actuarial report with respect to a Plan of any Loan Party or any of its ERISA Affiliates, which indicates that such Plan has a "funded current liability percentage" (as such term is defined in Section 302(d)(8)(B) of ERISA) of less than or equal to 90 percent.

                  (g) Multiemployer Plan Notices. Promptly after receipt thereof by any Loan Party or any of its ERISA Affiliates from the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates, copies of each notice concerning (i) the imposition of Withdrawal Liability by any such Multiemployer Plan, or (ii) the Reorganization or termination, within the meaning of Title IV of ERISA, of any such Multiemployer Plan if such imposition, reorganization or termination would have a Material Adverse Effect.

                  (h) Actuarial Information. With respect to each Plan of any Loan Party or any of its ERISA Affiliates, Aerial shall promptly furnish to the Agent, for the benefit of each Lender, a copy of Schedule B (Actuarial Information) to any annual report (form 5500 Series) required to be filed with the Internal Revenue Service from time to time.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                  (i) Litigation. Promptly after the receipt by any Loan Party of service of process or other notice of commencement thereof, notice of all actions, suits, investigations, litigation and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting any Loan Party or any of its Subsidiaries of the type described in Section 4.7 other than rulemaking proceedings of general industry applicability.

                  (j) Securities Reports. Promptly after the sending or filing thereof, copies of all proxy statements, financial statements and reports that Aerial sends to its stockholders generally, and copies of all regular, periodic and special reports, and all registration statements, that Aerial files with the Securities and Exchange Commission or any Governmental Authority that may be substituted therefor, or with any national securities exchange.

                  (k) Environmental Conditions. Promptly after the occurrence thereof, notice of any condition or occurrence on any property of any Loan Party or any of its Subsidiaries that results in noncompliance with, or liability under, any Environmental Law or Environmental Permit with respect to any Loan Party or any of its Subsidiaries that is reasonably likely to have a Material Adverse Effect.

                  (l) Credit Rating Action. Promptly after TDS or Aerial becomes aware of any action with respect to TDS's long-term unsecured debt rating by Moody's or S&P, notice of such action.

                  (m) Other Information. Following the occurrence and during the continuance of an Event of Default, such other information respecting the business, condition (financial or otherwise), operations, performance, properties or prospects of any Loan Party or any of its Subsidiaries as the Agent may from time to time reasonably request.


                                   ARTICLE VI

                                EVENTS OF DEFAULT
                                -----------------

                  6.1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

                  (a) (i) Aerial shall fail to pay when due any principal of any Loan payable by

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         it, (ii) Aerial shall fail to pay any interest on any Loan payable by it or shall fail to make any other payment under any Loan Document within 2 Business Days after such interest or other payment becomes due and payable, or (iii) TDS shall fail to make any payment when due under the TDS Guaranty within 2 Business Days after such payment becomes due and payable; or

                  (b) any representation or warranty made by any Loan Party (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect in any material respect when made; or

                  (c) Aerial shall fail to perform or observe any term, covenant or agreement contained in Section 5.2 or 5.3(a); or

                  (d) any Loan Party shall fail to perform any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed if such failure shall remain unremedied for * * * after written notice thereof shall have been given to Aerial by the Agent; or

                  (e) TDS shall fail to pay any principal of, premium or interest on or any other amount payable in respect of any Debt of TDS that is outstanding in an aggregate principal amount equal to or greater than * * * , when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any default occurs under any instrument under which there is at the time outstanding, or by which there may be secured or evidenced, any such Debt that is outstanding in an aggregate principal amount equal to or greater than * * * which results in acceleration (whether by declaration or automatically) of such Debt; or any "Event of Default" (as defined in the TDS Indenture) shall occur.

                  (f) any Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it) that is being

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         diligently contested by it in good faith, either such proceeding shall remain undismissed or unstayed for a period of * * * or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or any substantial part of its property) shall occur; or any Loan Party or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

                  (g) any judgment or order for the payment of money in excess of * * * shall be rendered against TDS and there shall be any period of 30 days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (h) any provision of any Loan Document after delivery thereof pursuant to Article III shall for any reason (other than pursuant to the terms hereof or thereof) cease to be valid and binding on or enforceable against any Loan Party to it, or any such Loan Party shall so state in writing; or

                  (i) TDS shall at any time not maintain beneficial ownership, directly or indirectly through one or more Subsidiaries, of that number of shares of Capital Stock of Aerial (or any entity into which Aerial is merged or consolidated in accordance with Section 5.2(a)) with at least a majority of the total voting power of Aerial entitled (without regard to the occurrence of any contingency) to vote in the election of directors (or persons performing similar functions); or

                  (j) any ERISA Event shall have occurred with respect to a Plan of any Loan Party or any of its ERISA Affiliates and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans of the Loan Parties and their ERISA Affiliates with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Loan Parties and their ERISA Affiliates related to such ERISA Event) exceeds * * * ; or

                  (k) any Loan Party or any of its ERISA Affiliates shall have been notified by the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA Affiliates that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount that, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Loan Parties and their ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), would have a Material Adverse Effect; or

                  (l) any Loan Party or any of its ERISA Affiliates shall have been notified by

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         the sponsor of a Multiemployer Plan of any Loan Party or any of its ERISA AFFILIATES that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and such reorganization or termination would have a Material Adverse Effect;

then, and in any such event, the Agent, on behalf of the Lenders, (i) may, by notice to Aerial, declare the obligation of the Lenders to make Loans to be terminated, whereupon the same shall forthwith terminate, and (ii) may, by notice to Aerial, declare the Notes, all interest thereon and all other amounts payable under this Agreement and the other Loan Documents to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Aerial; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to any Loan Party under the Federal Bankruptcy Code, (x) the obligation of the Lenders to make Loans shall automatically be terminated and (y) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by Aerial.


                                   ARTICLE VII

                       PRESERVATION OF RIGHTS; AMENDMENTS
                       ----------------------------------


                  7.1 Preservation of Rights. No delay or omission of any Lender to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan notwithstanding the existence of a Default or the inability of Aerial to satisfy the conditions precedent to such Loan shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right.

                  7.2 Amendments. Subject to the provisions of this Section 7.2, the Requisite Lenders (or the Agent with the consent in writing of the Requisite Lenders) and Aerial may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or Aerial hereunder or waiving any Event of Default or Default hereunder; provided, however, that no such supplemental agreement shall, without the consent of each Lender affected thereby:

                  (i) Postpone or extend (not including an Extension) the Tranche A Maturity Date

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         or the Tranche B Maturity Date or any other date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable to such Lender except with respect to (A) any modifications of the provisions relating to prepayments of Loans and other Obligations and (B) a waiver of the application of the default rate of interest pursuant to Section 2.5(b) hereof.

                  (ii) Reduce the principal amount of any Loans, or reduce the rate or extend the time of payment of interest thereon.

                  (iii) Reduce the percentage specified in the definition of Requisite Lenders or any other percentage of Lenders specified to be the applicable percentage in this Agreement to act on specified matters or amend the definition of "Pro Rata Share".

                  (iv) Increase the amount of any Commitment of any Lender hereunder or increase any Lender's Pro Rata Share.

                  (v)   Permit Aerial to assign its rights under this Agreement.

                  (vi)  Amend this Section 7.2.


                                  ARTICLE VIII

                               GENERAL PROVISIONS
                               ------------------

                  8.1 Survival of Representations. All representations and warranties of Aerial contained in this Agreement shall survive delivery of the Notes and the making of the Loans herein contemplated.

                  8.2 Headings. Section headings in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

                  8.3 Severability of Provisions. Any provision in any Loan Document that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE OMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  8.4 Confidentiality. With respect to Confidential Matters, the parties hereto agree, except as may be required to comply with any applicable law, regulation, or order of any governmental or other authority, that:

                  (a) Each will (i) maintain, or cause to be maintained, the confidentiality of Confidential Matters of the other party and not disclose, or permit to be disclosed, any such Confidential Matters, unless otherwise authorized in writing by the other party; (ii) not use, or permit to be used, any such Confidential Matters, except in accordance with the performance of the Loan Documents; (iii) restrict, or cause to be restricted, disclosure of such Confidential Matters to those officers, employees, Affiliates, and agents who need to know such Confidential Matters in the performance of work relating to the subject matter of this Agreement (it being understood that such officers, employees, Affiliates, and agents shall be informed of the confidential nature of such Confidential Matters and shall be required to treat such Confidential Matters confidentially and not to use such Confidential Matters other than for the purpose described above); and (iv) will take precautions necessary or appropriate to guard the confidentiality of such Confidential Matters.

                  (b) In the event that either party hereto becomes obligated to disclose Confidential Matters pursuant to an order or request of any governmental or other authority, or in connection with any litigation or arbitration, such party shall seek a protective order or other appropriate remedy that will permit such party to avoid such disclosures. In the event that such protective order or other remedy is not obtained, such party will disclose only that portion of the Confidential Matters as it is obligated to disclose pursuant to such order, and will use all reasonable efforts to obtain assurances that confidential treatment will be accorded to any Confidential Matters so disclosed. The party from which disclosure is sought by any non-party shall immediately inform the other party thereof and cooperate with it in any appropriate effort to prevent disclosure or protect confidentiality.

                  (c) Each party shall submit to the other a copy of all press releases and other publicity matters ("Publicity Materials") relating to performance under this Agreement wherein the name, trademark, code, specification or service mark of the other party or its Affiliates is mentioned and neither party shall publish or use such Publicity Materials without the other's prior written approval. Approval or disapproval shall be declared as promptly as possible but in any event within five (5) working days of submission of the proposed copy. Approval may not be unreasonably withheld.

                  (d) Confidential matters may be disclosed in Securities and Exchange

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

         Commission (the "SEC") filings, to the extent required by any applicable laws (subject to redactions mutually prepared by Aerial and Nokia, and accepted by the SEC) and to any potential assignee or participant that has signed an agreement to keep such information confidential.

                  8.5 Giving Notice. Any notice required or permitted to be given under this Agreement shall be sent by United States mail, telegraph, telex, FAX or nationally established overnight courier service, addressed to the party to be notified as follows or, as to each, at such other address as designated by such party in a written notice to the other party, if to Aerial at:

         Aerial Communications
         8410 West Bryn Mawr Avenue, Suite 1100
         Chicago, Illinois 60631
         Attention:  Chief Executive Officer

with a copy to:

         Sidley & Austin
         One First National Plaza
         Chicago, Illinois 60603
         Attention:  Michael G. Hron

and a copy to:

         Telephone and Data Systems, Inc.
         30 North LaSalle Street
         Suite 4000
         Chicago, Illinois 60602
         Attention:  Treasurer

if to Nokia, in its individual capacity (whether it is a Lender or the Agent or not) and as the initial Agent hereunder, at:

         Nokia Telecommunications Inc.
         6000 Connection Drive
         Irving, Texas 75039
         Attention:  President

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

with a copy to:

         Nokia Telecommunications Oy
         Upseerinkatu 1
         FIN-02600 Espoo
         Finland
         Attention:  Group Legal Counsel

if to a Lender other than Nokia, to the address set forth in the Register as directed by such Lender pursuant to Section 8.8(b) and if to an Agent other than Nokia, to the address supplied by such successor Agent pursuant to Section 9.6. A copy of all notices delivered hereunder shall be sent to Nokia at the addresses set forth above even if Nokia is not the Agent or a Lender.

Such notices shall be deemed received (i) when received by the addressee if sent via the United States mail, postage prepaid, (ii) when delivered to the appropriate office or machine operator for transmission, charges prepaid, if sent by telegraph or telex (answerback confirmed in the case of telexes), (iii) when receipt thereof by the addressee is confirmed by telephone if sent by FAX and (iv) one business day after deliver to an overnight courier service, if sent by such service, in each case addressed to Aerial or any Lender or Nokia, as applicable, at the addresses set forth on the signature pages hereof.

                  8.6 Change of Address. Aerial and Nokia may each change the address for service of notice upon it by a notice in writing to the other parties hereto.

                  8.7 Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York excluding the choice-of-law principles of the laws of such state that would require the application of the laws of a jurisdiction other than such state.

                  8.8  Successors and Assigns;  Assignments  and Participations.
(a) All representations, covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of any Note), whether so expressed or not.

                  (b) Any Lender may, pursuant to the provisions of this Section 8.8(b), assign, at any time or times, all or any portion, but if a partial assignment, in an amount at least equal to $5,000,000, of the Loans, Loan Documents and/or any Commitment hereunder or of any portion, thereof or interest therein, including Lender's rights, title, interests, remedies, powers or duties

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

hereunder or under the other Loan Documents to any Person; provided that such assignment shall be to a Person acceptable to the Agent and, if no Event of Default has occurred and is continuing, such assignment shall be to a Person acceptable to Aerial; provided further, however, that Aerial shall be entitled to classify a prospective assignee as not acceptable only if Aerial in its reasonable judgment believes such assignment could be disadvantageous to Aerial. Any assignment of a Lender shall be evidenced by a writing in the form of Exhibit D hereto ("Assignment Agreement"). The Agent shall give Aerial written notice ("Assignment Notice") of any proposed assignments which notice shall contain (i) the dollar amount to be assigned, (ii) the name of the proposed assignee, and (iii) the price which the proposed assignee is expected to pay for such assignment. Any proposed assignment shall be deemed to have been consented to by Aerial unless Aerial provides written notice to the Agent within five (5) Business Days of receipt of the applicable Assignment Notice that (i) it withholds its consent of such proposed assignment (such notice to contain a reasonable description of the reasons for Aerial's withholding consent therefor), or (ii) it will prepay in whole, or in part, the portion of the Loans or Commitment which the Agent proposed to assign or participate (such prepayment to occur not later than thirty (30) days after such notice to the Agent). On and after the effective date of such assignment, such assignee, if not already a Lender, shall for all purposes be a Lender party to this Agreement and any other Loan Documents and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by Aerial, any other Lender or the Agent shall be required to release the transferor Lender with respect to the percentage of the Commitment and Loans assigned to such assignee. Upon the consummation of any assignment to an assignee pursuant to this Section 8.8(b), the assignor Lender, the assignee Lender, the Agent and Aerial shall make appropriate arrangements so that the assignee Lender shall receive all deliveries and notices provided for under this Agreement. The Agent shall maintain at its address referred to in
Section 8.5 a copy of each Assignment Agreement for the recordation of the names and addresses of any Lender and the Commitment of and principal amount of the Loans owing to each Lender from time to time (the "Register"). Upon the effectiveness of any assignment permitted hereby, Aerial acknowledges and agrees that such assignment shall give rise to a direct obligation of Aerial to the Lender and any such Lender together with Nokia, to the extent Nokia maintains any share of the Loans or Commitment, shall be considered, collectively, to be the "Lenders" for all purposes under this Agreement and the other Loan Documents.

                  (c) Any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities not directly or indirectly in competition with either Loan Party ("Participants") participating interests in any Loan owing to such Lender, any Note held by such Lender or any Commitment of such Lender or any other interest of such Lender under the Loan Documents on a pro rata or non-pro rata basis. In the event of any such sale by a Lender of participating interests to a Participant, such

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, such Lender shall be solely responsible for any withholding taxes or any filing or reporting requirements in connection therewith relating to such Participant, all amounts payable by Aerial under this Agreement shall be determined as if such Lender had not sold such participating interests, and Aerial and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents except that, for purposes of Section 2.7 hereof, any Participants shall be entitled to the same rights as if they were Lenders, provided that no Participant shall be entitled to receive any greater amount pursuant to Section 2.7 than such Lender would have been entitled to receive in respect of the amount of the participation transferred to such Participant had no transfer occurred.

                  8.9 Enforcement Expenses. Aerial agrees to pay on demand all costs and expenses of Lenders (including but not limited to the reasonable fees and expenses of counsel for the Lenders) incurred in connection with the enforcement of the Loan Documents, whether or not in any action, suit or litigation or any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or any proceeding ancillary thereto or the preparation therefor, including, without limitation, in connection with protecting or preserving rights or interests under the Loan Documents, negotiating with any Loan Party or with other creditors of any Loan Party arising out of any Default or events or circumstances that may give rise to a Default, presenting claims in or otherwise participating in or monitoring any bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally or any proceeding ancillary thereto.

                  8.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by Aerial and Nokia and the conditions set forth in Section 3.1 shall have been satisfied and shall thereafter be binding upon and inure to the benefit of Aerial and Nokia and their respective successors and assigns.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                   ARTICLE IX

                                    THE AGENT
                                    ---------

                  9.1. Appointment of Agent. (a) Nokia is hereby appointed to act as contractual representative on behalf of all Lenders under this Agreement and the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article IX. The provisions of this Section 9.1 are solely for the benefit of Agent and Lenders, and Aerial or any other Person shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement and the other Loan Documents, the Agent shall act solely as an agent of the Lenders and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for Aerial or any other Person. The Agent shall have no duties or responsibilities except for those expressly set forth in this Agreement and the other Loan Documents. Notwithstanding the use of the defined term "Agent", it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Agent is merely acting as the representative of the Lenders with only those duties as are expressly set forth in this Agreement and the other Loan Documents. Each of the Lenders agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each lender waives. Neither the Agent nor any of its Affiliates nor any of their respective officers, directors, employees, agents or representatives shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under any other Loan Document, or in connection herewith or therewith, except for damages caused by its or their own gross negligence or willful misconduct.

                  (b) If Agent shall request instructions from all Lenders, Requisite Lenders or all affected Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Loan Document, then Agent shall be entitled to refrain from such act or taking such action unless and until the Agent shall have received instructions all Lenders, Requisite Lenders or all affected Lenders, as the case may be, and Agent shall not incur liability to any Person by reason of so refraining. The Agent shall be fully justified in failing or refusing to take any action hereunder or under any other Loan Document (a) if such action would, in the opinion of the Agent, be contrary to law or the terms of this Agreement or any other Loan Document, (b) if such action would, in the opinion of the Agent, expose the Agent to liabilities beyond the limits of this Agreement or (c) if the Agent shall not first be indemnified to its satisfaction against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

from acting hereunder or under any other Loan Document in accordance with the instructions of all Lenders, Requisite Lenders or all affected Lenders, as applicable.


                  9.2. Agent's  Reliance,  Etc. Neither the Agent nor any of its
Affiliates nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for damages caused by its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to Agent; (b) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties or representations made in or in connection with this Agreement or the other Loan Documents; (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of Aerial or to inspect any assets pledged as collateral in connection therewith; (d) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; and (e) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopy, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties. In addition, the Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent with reasonable care. As to any other matters not expressly provided for by this Agreement, the Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Lenders and shall in all cases be fully protected by the Lenders in acting, or in refaining from acting hereunder or under any other Loan Document in accordance with the instructions of the Required Lenders, and such instructions of the Required Lenders and any actions taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                  9.3. Nokia and Affiliates. With respect to its Commitments hereunder, Nokia shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not the Agent; and the term "Lender" or "Lenders" shall, unless otherwise expressly indicated, include Nokia in its individual capacity. Nokia and its Affiliates may lend money to, invest in, and generally engage in any kind

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

of business with, Aerial, any of its Affiliates and any Person who may do business with or own securities of Aerial or any such Affiliate, all as if Nokia were not the Agent and without any duty to account therefor to Lenders. Nokia and its Affiliates may accept fees and other consideration from Aerial for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

                  9.4. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender and based on the financial information given it by Aerial and such other documents and information as it has deemed appropriate, made its own credit and financial analysis of Aerial and its own decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Each Lender acknowledges the potential conflict of interest of each other Lender as a result of Lenders holding disproportionate interests in the Loans, and expressly consents to, and waives any claim based upon, such conflict of interest.

                  9.5. Indemnification. Each of the Lenders agrees to indemnify the Agent (to the extent not reimbursed by Aerial and without limiting the obligations of Aerial hereunder), ratably according to their respective Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by the Agent in connection therewith; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that the Agent is not reimbursed for such expenses by Aerial.

                  9.6. Successor Agent. The Agent may resign by giving not less than thirty (30) days' prior written notice thereof to Aerial and the Lenders and the Agent may be removed at any time with or without cause by the Required lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint a successor Agent, which successor

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Agent, if it is not a Lender (or an Affiliate of a Lender) and if no Event of Default has occurred and is continuing, shall be reasonably acceptable to Aerial; provided that Aerial shall be entitled to classify a prospective successor Agent as not acceptable only if Aerial in its reasonable judgment believes such appointment could be disadvantageous to Aerial. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the resigning Agent. Upon the the acceptance of any appointment as Agent hereunder by a successor Agent, the resigning Agent shall be discharged from its duties and obligations under this Agreement and the other Loan Documents, except that any indemnity rights or other rights in favor of such resigning Agent shall continue, and the successor Agent shall make arrangements with the Lenders and Aerial so that the successor Agent shall receive all payments pursuant to Section 2.3 and all other applicable notices or deliveries under this Agreement. After any resigning Agent's resignation hereunder, the provisions of this Section 9.6 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                  9.7. Payments; Non-Funding Lenders; Information; Actions in Concert.

                  (a) Loans; Payments. Whenever Agent receives a payment of principal, interest, fee or premium (if any) or other payment, or whenever the Agent makes an application of funds, in connection with the Loans or the Notes (including, without limitation, any payment or application from any Collateral), the Agent will on the date such payment is received or applied, if on or prior to 11:00 a.m. (Eastern time) on such date, or otherwise on the next Business Day, pay over to each Lender as instructed by such Lender in writing, an amount equal to such Lender's Pro Rata Share of such payment provided that such Lender has funded all Loans required to be made by it and has purchased all participations required to be purchased by it under this Agreement and the other Loan Documents as of such date. To the extent that any Lender (a "Non-Funding Lender") has failed to fund all such payments and Loans or failed to fund the purchase of all such participations, Agent shall be entitled to set off the funding short-fall against that Non-Funding Lender's Pro Rata Share of all payments received from Aerial. All payments by Agent shall be made by wire transfer to such Lender's account (as specified by such Lender) not later than 2:00 p.m. (Eastern time) on the applicable Business Day.

                  (b) Return of Payments. (i) If Agent pays an amount to a Lender under this Agreement in the belief or expectation that a related payment has been or will be received by Agent from Aerial and such related payment is not received by Agent, then Agent will be entitled to recover such amount from such Lender on demand without set-off, counterclaim or deduction of any kind.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                  (ii) If Agent determines at any time that any amount received by Agent under this Agreement must be returned to Aerial or paid to any other Person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Loan Document, Agent will not be required to distribute any portion thereof to any Lender. In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, as Agent is required to pay to Aerial or such other Person, without set-off, counterclaim or deduction of any kind.

                  (c) Non-Funding Lenders. The failure of any Non-Funding Lender to make any portion of its Loans or any payment required by it hereunder on the date specified therefor shall not relieve any other Lender (each such other Lender, an "Other Lender") of its obligations to make any such Loan on such date, but neither any Other Lender nor Agent shall be responsible for the failure of any Non-Funding Lender to make Loan. Notwithstanding anything set forth herein to the contrary, a Non-Funding Lender shall not have any voting or consent rights under or with respect to any Loan Document or constitute a "Lender" (or be included in the calculation of "Requisite Lenders" hereunder) for any voting or consent rights under or with respect to any Loan Document.

                  (d) Dissemination of Information. Agent will use reasonable efforts to provide Lenders with any notice of Default or Event of Default received by Agent from, or delivered by Agent to, Aerial, with notice of any Event of Default of which Agent has actually become aware and with notice of any action taken by Agent following any Event of Default; provided, however, that Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent's gross negligence or willful misconduct. Lenders acknowledge that Aerial is required to provide financial statements and other documents to Lenders pursuant to this Agreement and agree that Agent shall have no duty to provide the same to Lenders.

                  (e) Actions in Concert. Anything in this Agreement to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action to protect or enforce its rights arising out of this Agreement or the Notes (including exercising any rights of set-off) without first obtaining the prior written consent of Agent and Requisite Lenders, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement and the Notes shall be taken in concert and at the direction or with the consent of Agent.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH RULE 24b-2, PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                  IN WITNESS WHEREOF, Aerial and Nokia have executed this Agreement as of the date first above written.

                                             AERIAL COMMUNICATIONS, INC.


                                             By: _______________________________
                                             Its: ______________________________



Tranche A Commitment:  $75,000,000           NOKIA TELECOMMUNICATIONS INC.,
Tranche B Commitment:  $75,000,000           as Lender and as Agent

                                             By: _______________________________
                                             Its: ______________________________














                  Signature Page to Aerial Communications, Inc.
                                Credit Agreement